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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 4, 2001
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                              NEOWARE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                     000-21240                23-2705700
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(State or other jurisdiction of      (Commission             (IRS Employer
incorporation or organization)        File No.)            Identification No.)



                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)



 (Registrant's telephone number including area code)      (610) 277-8300
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Item 2.  Acquisition or Disposition of Assets.

         On December 4, 2001, Neoware Systems, Inc., a Delaware corporation ("Neoware"), completed its acquisition of substantially all the assets and certain of the liabilities of Telcom Assistance Center Corporation, a/k/a Activ-e Solutions, a Delaware Corporation ("TACC"), in accordance with the Asset Purchase Agreement, dated November 27, 2001, between Neoware and TACC (the "Purchase Agreement"). The assets acquired consisted principally of contract rights, accounts receivable and personal property used in the business of providing managed and professional services, training and products to create server-based computing solutions. Neoware intends to continue to use the assets for similar purposes. Neoware also assumed liabilities which consisted principally of bank debt, trade payables and accrued expenses.

         Pursuant to the Purchase Agreement, Neoware paid $75,000 in cash, funded with cash on hand, plus 619,101 shares of Neoware's common stock, of which 100,000 shares are being held in an escrow account for 120 days from the date of the closing to satisfy indemnification claims and certain liabilities. Up to an additional 100,000 shares were to be issued upon the satisfaction of certain conditions. The amount and type of consideration was determined on the basis of arm's length negotiations between Neoware and TACC.

         The description of the terms of the Purchase Agreement are not complete and are qualified by reference to the Purchase Agreement which is attached as
Exhibit 2.1 and incorporated by reference.

         Copies of the press releases announcing the acquisition and the closing of the acquisition are attached hereto as Exhibit 99.1 and Exhibit 99.2.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial statements of Business Acquired.

         In accordance with Item 7(a)(4) of Form 8-K, the financial statements of TACC required pursuant to Article 3 of Regulation S-X will be filed by amendment to this Form 8-K on or before February 18, 2002.

(b)      Pro Forma Financial Information.

         In accordance with Item 7(b) of Form 8-K, the pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before February 18, 2002.

(c)      Exhibits.

         2.1 Asset Purchase Agreement between Neoware Systems, Inc. and Telcom Assistance Center Corporation, dated November 27, 2001. (The Schedules and Exhibits to the Purchase Agreement (a list of which is attached as Exhibit 99.3 hereto) are not being filed as Exhibits to the Current Report on Form 8-K. Neoware agrees to furnish supplementally a copy of any such Schedules and Exhibits to the Securities and Exchange Commission upon request.)

         99.1     Press Release dated November 28, 2001.

         99.2     Press Release dated December 5, 2001.

         99.3     List of Omitted Exhibits and Schedules to Asset Purchase
                  Agreement.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                            NEOWARE SYSTEMS, INC.


Dated:  January 29, 2002                    By: /S/ MICHAEL G. KANTROWITZ
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                                    EXHIBITS


Exhibit No.                Description
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2.1               Asset Purchase Agreement between Neoware Systems, Inc. and
                  Telcom Assistance Center Corporation, dated November 27, 2001. (The Schedules and Exhibits to the Purchase Agreement (the contents of which are described in the Purchase Agreement) are not being filed as Exhibits to the Current Report on Form 8-K. Neoware agrees to furnish supplementally a copy of any such Schedules and Exhibits to the Securities and Exchange Commission upon request.)

99.1              Press Release dated November 28, 2001.

99.2              Press Release dated December 5, 2001.

99.3              List of omitted exhibits and schedules to the Asset Purchase
                  Agreement.